Bunker inventory	6 Months Ended
Jun. 30, 2019
Disclosure of inventories [Abstract]
Bunker inventory
Bunker inventory

The Group has set up a Bunker Fuel Management Group to manage the fuel oil exposure in the future relating to the IMO 2020 requirements. IMO 2020 requires the vessels to operate with low Sulphur fuel (LSFO) which is expected to be higher priced due to anticipated or potential shortage in the production of LSFO in the first months of 2020 compared to demand. The activity involves the purchase and storage of compliant fuel oil inventory on board of a Euronav vessel so that there would be a safety inventory available for the use on our own fleet going into the 2020 transition period.

The bunker inventory is accounted for at the lower of cost and net realizable value with cost being determined on a weighted average basis. The cost includes: the purchase price, fuel inspection costs, the transport and handling costs for loading the bunker on our vessel and the effective portion of the change in fair value of derivatives designated as cashflow hedge of the underlying index between commitment and pricing. As of June 30, 2019 the carrying amount of the bunker inventory amounted to USD 146.2 million.